EXHIBIT 99.1
                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In  connection  with the Quarterly  Report of Research Frontiers
Incorporated (the "Company") on Form 10-Q for the  quarter ended
September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L. Saxe, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  /s/ Robert L. Saxe
  Robert L. Saxe
  Chairman of the Board
  and Chief Executive Officer
 November 14, 2002